Exhibit 10.1

PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 5th day of April, 2006, by and between Oscient Pharmaceuticals Corporation (the “Company”), a corporation organized under the laws of The Commonwealth of Massachusetts, with its principal offices at 1000 Winter Street, Suite 2200, Waltham, MA 02451, and the purchaser whose name and address is set forth on the signature page hereof (the “Purchaser”).

The Company desires to issue and sell (i) up to ____ shares of its Common Stock, par value $0.10 per share (“Common Stock”) and (ii) warrants to purchase up to ____ shares of Common Stock (“Warrant Shares”); such warrants to be in the form of Common Stock Purchase Warrants attached hereto as Exhibit B. The Common Stock and warrants are to be sold pursuant to units (each a “Unit”) consisting of a share of Common Stock (“Share”) and a warrant (“Warrant”) to purchase 0.5 shares of Common Stock.

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

SECTION 1. Authorization of Sale of the Units. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of the Common Stock and Warrants set forth above. The Company reserves the right to increase or decrease the number of Shares and the number of Warrants sold in this private placement prior to the Closing Date (as defined in Section 3).

SECTION 2. Agreement to Sell and Purchase the Units. At the Closing (as defined in Section 3), the Company will, subject to the terms of this Agreement, issue and sell to the Purchaser and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Units (at the purchase price) shown below:

Number of Shares to Be Purchased	Price Per Share In Dollars	Number of Shares Issuable Pursuant to Warrants to be Purchased (50% of Shares Purchased)	Price Per Share Issuable Pursuant to Warrants In Dollars	Aggregate Purchase Price
	$ 1.93		$ 0.125	$

The Company proposes to enter into this same form of purchase agreement with certain other investors (the “Other Purchasers”) and expects to complete sales of Units to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers”, and this Agreement and the purchase agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements”. The term “Placement Agents” shall mean JMP Securities LLC and Thomas Weisel Partners LLC.

SECTION 3. Delivery of the Units at the Closing. The completion of the purchase and sale of the Units (the “Closing”) shall occur at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, as soon as practicable and as agreed to by the parties hereto, within three business days following the execution of the Agreements, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”).

At the Closing, the Purchaser shall deliver, in immediately available funds, the full amount of the purchase price for the Units being purchased hereunder by wire transfer to an account designated by the Company and the Company shall deliver to the Purchaser one or more stock certificates and Warrants registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser in writing, representing the number of Units set forth in Section 2 above and bearing an appropriate legend referring to the fact that the Common Stock and Warrant Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(2) thereof and Rule 506 thereunder. The Company will at the request of the Purchaser promptly substitute one or more replacement certificates without the legend at such time as the Registration Statement (as defined below) becomes effective. The name(s) in which the stock certificates are to be registered are set forth in the Securities Certificate Questionnaire attached hereto as part of Appendix I.

The Company’s obligation to complete the purchase and sale of the Units and deliver such stock certificate(s) and Warrants to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of same-day funds in the full amount of the purchase price for the Units being purchased hereunder; (b) completion of the purchases and sales under the Agreements with the Other Purchasers; and (c) the accuracy of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. The Purchaser’s obligation to accept delivery of such stock certificate(s) and Warrants and to pay for the Units evidenced thereby shall be subject to the following conditions: (a) each of the representations and warranties of the Company made herein (i) that are not qualified by Material Adverse Effect (as defined in Section 4.5 below) shall be accurate as of the Closing Date except to the extent the failure of the representations and warranties would not have a Material Adverse Effect and (ii) that are qualified by Material Adverse Effect will be accurate as of the Closing Date as so qualified and (b) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to Closing. The Purchaser’s obligations hereunder are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Units that they have agreed to purchase from the Company.

SECTION 4. Representations, Warranties and Covenants of the Company. The Company represents and warrants to, and covenants with, the Purchaser as follows:

        4.1. Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and the Company is qualified to do business in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse

Effect (as defined herein). The Company’s subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) are listed on Exhibit A to this Agreement. Each Subsidiary is a direct or indirect wholly owned subsidiary of the Company. Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

        4.2. Reporting Company; Form S-3. The Company is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act) and is eligible to register the Shares and Warrant Shares for resale by the Purchaser on a registration statement on Form S-3 under the Securities Act. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all reports required thereby. Provided none of the Purchasers is deemed to be an underwriter with respect to any Shares or Warrant Shares, to the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 that will be available for the resale of the Shares and the Warrant Shares by the Purchaser.

        4.3. Authorized Capital Stock. The Company had duly authorized and validly issued outstanding capitalization as set forth under the heading “Capitalization” in the confidential Private Placement Memorandum dated March 22, 2006 prepared by the Company (including all exhibits, supplements and amendments thereto, the “Private Placement Memorandum”) as of the date set forth therein; the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and conform in all material respects to the description thereof contained in the Private Placement Memorandum. Except as set forth in the Private Placement Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. With respect to each of the Subsidiaries (i) all the issued and outstanding shares of such Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of such Subsidiary’s capital stock or any such options, rights, convertible securities or obligations.

        4.4. Issuance, Sale and Delivery of the Units. The Shares and the Warrant Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement and in the Warrants, will be validly issued, fully paid and nonassessable, and will conform in all material respects to the description thereof set forth in the Private Placement Memorandum. No preemptive rights or other rights to subscribe for or purchase any shares of common stock of the Company exist with respect to the issuance and sale of the Shares and the Warrant Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intention to file the Registration Statement (as hereinafter defined)) to require the Company to register the sale of any capital stock owned by such stockholder under the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Units to be sold by the Company as contemplated herein.

        4.5. Due Execution, Delivery and Performance of the Agreements. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. The Agreement has been duly authorized, executed and delivered by the Company. This Agreement is, and upon execution and delivery by the Company, the Warrants will be, a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including but not limited to, indemnification provisions set forth in Section 7.3 of this Agreement may be limited by federal or state securities law or the public policy underlying such laws. The execution and performance of the Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the certificate of incorporation or bylaws of the Company or the organizational documents of any Subsidiary and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or any Subsidiary pursuant to the terms or provisions of, or will not conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which any of the Company or any Subsidiary is a party or by which any of the Company or any Subsidiary or their respective properties may be bound or affected and in each case that would have a Material Adverse Effect, or, to the knowledge of the Company, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Company or any Subsidiary or any of its/their respective properties. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws and federal securities laws applicable to the offering of the Units. For the purposes of this Agreement the term “Material Adverse Effect” shall mean a material adverse effect on the condition (financial or otherwise), properties, business or results of operations of the Company and its Subsidiaries, taken as a whole, except any of the following, either alone or in combination, shall not be deemed a Material Adverse Effect: (i) effects caused by changes or circumstances affecting general market conditions in the U.S. economy or that are generally applicable to the industry in which the Company operates, provided that such effects do not adversely affect the Company in a disproportionate manner, (ii) effects resulting from or relating to the announcement or disclosure of the sale of the Units or other transactions contemplated by the Agreements, or (iii) effects caused by any event, occurrence or condition resulting from or relating to the taking of any action in accordance with this Agreement.

        4.6. Accountants. Ernst & Young, LLP, which has expressed its opinion with respect to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which is attached as an exhibit to, and made a part of the Private Placement Memorandum and incorporated by reference into the Registration Statement and the Prospectus (as defined in Section 7.3 hereof) that forms a part thereof, are registered independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”) and by the rules of the Public Accounting Oversight Board.

        4.7. No Defaults. Neither the Company nor any Subsidiary is in violation or default of any provision of its certificate of incorporation or bylaws, or other organizational documents, or in breach of or default with respect to any provision of any agreement, judgment, decree, order, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which it is a party or by which it or any of its properties is bound; and there does not exist any state of fact that, with notice or lapse of time or both, would constitute an event of default on the part of the Company or any Subsidiary (as defined in such documents), except such defaults that individually or in the aggregate would not cause a Material Adverse Effect.

        4.8. Contracts. The material contracts to which the Company is a party that are filed pursuant to the Securities Act or the Exchange Act, with the Commission by the Company have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable by and against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws.

        4.9. No Actions. There are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened against the Company or any Subsidiary before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic, or foreign, which actions, suits or proceedings, individually or in the aggregate, might reasonably be expected to have a Material Adverse Effect; and no labor disturbance by the employees of the Company exists or, to the Company’s knowledge, is imminent, that might reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that might have a Material Adverse Effect.

        4.10. Properties. The Company and each Subsidiary has good and valid title to all the properties and assets described as owned by it in the consolidated financial statements included in the Private Placement Memorandum, free and clear of all liens, mortgages, pledges, or encumbrances of any kind except (i) those, if any, reflected in such consolidated financial statements, or (ii) those that are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company or its Subsidiaries. The Company and each Subsidiary holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to its business. The Company and any Subsidiary owns or leases all such properties as are necessary to its operations as now conducted.

        4.11. No Material Change. Since December 31, 2005, and except as described in or contemplated by the Private Placement Memorandum, (i) the Company and its Subsidiaries have not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material agreement or other transaction that is not in the ordinary course of business or that could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Company and its Subsidiaries have not sustained any material loss or interference with their businesses or properties from fire, flood, windstorm, accident or other calamity not covered by insurance; (iii) the Company and its Subsidiaries have not paid or declared any dividends or other distributions with respect to their capital stock and none of the Company or any Subsidiary is in default in the payment of principal or interest on any outstanding debt obligations; (iv) there has not been any change in the capital stock of the Company or its Subsidiaries other than the sale of the Shares and Warrants hereunder and shares or options issued pursuant to equity incentive plans or purchase plans approved by the Company’s Board of Directors, or indebtedness material to the Company or its Subsidiaries (other than in the ordinary course of business and any required scheduled payments); and (v) there has not occurred any event that has caused or could reasonably be expected to cause a Material Adverse Effect.

        4.12. Intellectual Property. Except as disclosed in the Private Placement Memorandum, (i) the Company or a Subsidiary owns or has obtained valid and enforceable licenses for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company’s business as currently conducted (collectively, the “Intellectual Property”); and (ii) (a) to the knowledge of the Company, there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company or each Subsidiary for the products described in the Private Placement Memorandum that would preclude the Company or any Subsidiary from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed by the Company or any Subsidiary; (b) to the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned or licensed by the Company or any Subsidiary, which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company or any Subsidiary in or to any Intellectual Property owned or licensed by the Company or any Subsidiary, other than claims which could not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, or licensed by the Company or any Subsidiary, other than non-material actions, suits, proceedings and claims; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any

Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

        4.13. Compliance. Neither the Company nor any of its Subsidiaries have any reason to believe that they are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not have a Material Adverse Effect.

        4.14. Taxes. The Company and each Subsidiary has filed on a timely basis (giving effect to extensions) all required federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and none of the Company or any subsidiary has knowledge of a tax deficiency that has been or might be asserted or threatened against it that could have a Material Adverse Effect. All tax liabilities accrued through the date hereof have been adequately provided for on the books of the Company.

        4.15. Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Units to be sold to the Purchaser hereunder will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

        4.16. Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

        4.17. Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material, including any “free writing prospectus” (as defined in Rule 405 promulgated under the Securities Act), in connection with the offering and sale of the Units other than the Private Placement Memorandum or any amendment or supplement thereto, or any document incorporated therein. The Company has not in the past nor will it hereafter take any action independent of the Placement Agents to sell, offer for sale or solicit offers to buy any securities of the Company that could result in the initial sale of the Shares not being exempt from the registration requirements of Section 5 of the Securities Act.

        4.18. Insurance. The Company maintains insurance underwritten by insurers of recognized financial responsibility, of the types and in the amounts that the Company reasonably believes is adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, with such deductibles as are customary for companies in the same or similar business, all of which insurance is in full force and effect.

        4.19. Additional Information. The information contained or incorporated in the following documents, which the Placement Agents have furnished to the Purchaser, or will furnish prior to the Closing, taken as a whole as of the date hereof do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading:

                (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005;

                (b) the Company’s Definitive Proxy Statement for Annual Meeting of stockholders held on May 25, 2005;

                (c) the Company’s Current Reports on Form 8-K filed with the Commission on December 27, 2005, December 29, 2005, January 10, 2006, January 23, 2006, February 7, 2006, February 8, 2006 and March 8, 2006;

                (d) the draft Registration Statement;

                (e) the Private Placement Memorandum, including all addenda and exhibits thereto, other than this Agreement and appendices and exhibits hereto; and

                (f) all other documents, if any, filed by the Company with the Commission since December 31, 2005 pursuant to the reporting requirements of the Exchange Act.

        4.20. Legal Opinion. As a condition to the Purchaser’s obligation to purchase the Shares, Ropes & Gray LLP shall have delivered its legal opinion to the Placement Agents in a form reasonably satisfactory to the Placement Agents and counsel to the Placement Agents. Such opinion also shall state that each of the Purchasers may rely thereon as though it were addressed directly to such Purchaser.

        4.21. Certificate. At the Closing, the Company will deliver to the Purchasers a certificate executed by the Chairman of the Board or Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Purchasers, to the effect that the representations and warranties of the Company set forth in this Section 4 are true and correct in all material respects as of the date of this Agreement and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date.

        4.22. Use of Proceeds. The Company shall use the proceeds from the sale of the Units as described under “Use of Proceeds” in the Private Placement Memorandum.

        4.23. Non-Public Information. The Company has not disclosed to the Purchaser, whether in the Private Placement Memorandum or otherwise, information that would constitute material non-public information as of the Closing Date other than the existence and terms of the transactions contemplated by the Agreements.

        4.24. Use of Purchaser Name. Except as otherwise required by applicable law or regulation and in the Registration Statement the Company shall not use the Purchaser’s name or the name of any of its affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the Purchaser for the specific use contemplated which consent shall not be unreasonably withheld.

        4.25. Related Party Transactions. No transaction has occurred between or among the Company, on the one hand, and its affiliates, officers or directors on the other hand, that is required to have been described under applicable securities laws in its Exchange Act filings and is not so described in such filings, except for compensation paid in the ordinary course of business.

        4.26. Off-Balance Sheet Arrangements. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect. There are no such transactions, arrangements or other relationships with the Company that may create contingencies or liabilities that are not otherwise disclosed by the Company in its Exchange Act filings.

        4.27. Governmental Permits, Etc. The Company and each Subsidiary has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to posses currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permit that, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

        4.28. Financial Statements. The consolidated financial statements of the Company and the related notes and schedules thereto included in its Exchange Act filings fairly present the financial position, results of operations, stockholders’ equity and cash flows of the Company and its consolidated Subsidiaries at the dates and for the periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and all adjustments necessary for a fair presentation of results for such periods have been made; provided, however, that the unaudited financial statements are subject to normal year-end audit adjustments (which are not expected to be material) and do not contain all footnotes required under generally accepted accounting principles. As of their respective dates, such financial statements complied as to form in all material respects with the published rules and regulations of the Commission with respect thereto.

        4.29. Listing. The Company shall comply with all requirements of the Nasdaq National Market with respect to the issuance of the Shares and the Warrant Shares and shall use its best efforts to have the Shares and the Warrant Shares listed on the Nasdaq National Market and on any other exchange on which the Company’s common stock has been listed by the Company for quotation on or before the Closing Date.

        4.30. Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) that are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and the Company’s principal financial officer or persons performing similar functions. The Company is otherwise in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated thereunder.

        4.31. Foreign Corrupt Practices. Neither the Company, nor any Subsidiary, nor, to the knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

        4.32. Employee Relations. Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or employs any member of a union. The Company and each Subsidiary believes that its relations with its employees are good.

        4.33. ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

SECTION 5. Representations, Warranties and Covenants of the Purchaser. The Purchaser represents and warrants to, and covenants with, the Company that:

        5.1. Experience. (i) The Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company, has reviewed carefully the Private Placement Memorandum and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Units; (ii) the Purchaser is acquiring the Units set forth in Section 2 above in the ordinary course of its business and for its own account and with no present intention of distributing any of such Shares or Warrant Shares or any arrangement or understanding with any other persons regarding the distribution of such securities (this representation and warranty not limiting the Purchaser’s right to sell pursuant to the Registration Statement or in compliance with the Securities Act and the Rules and Regulations, or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Units or securities underlying the Units, nor will the Purchaser engage in any short sale that results in a disposition of any of the Units or securities underlying the Units by the Purchaser, except in compliance with the Securities Act and the Rules and Regulations and any applicable state securities laws; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire attached hereto as part of Appendix I, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of its Shares and Warrant Shares or until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the number of Units set forth in Section 2 above, relied solely upon the Private Placement Memorandum and the documents included therein or incorporated by reference and the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of them and has had the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment; and (vii) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) promulgated under the Securities Act.

        5.2. Reliance on Exemptions. The Purchaser understands that the Units are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Units.

        5.3. Confidentiality. For the benefit of the Company, the Purchaser previously agreed orally with the Placement Agents to keep confidential all information concerning this private placement. The Purchaser understands that the information contained in the Private Placement Memorandum is strictly confidential and proprietary to the Company and has been prepared from the Company’s publicly available documents and other information and is being submitted to the Purchaser solely for such Purchaser’s confidential use. The Purchaser agrees to use the information contained in the Private Placement Memorandum for the sole purpose of evaluating a possible investment in the Units and the Purchaser acknowledges that it is prohibited from reproducing or distributing the Private Placement Memorandum, this Purchase Agreement, or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Units. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. In addition, the Purchaser acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. This obligation will terminate upon the filing by the Company of a press release or press releases describing this offering. In addition to the above, the Purchaser shall maintain in confidence the receipt and content of any notice of a Suspension (as defined in Section 5.9 below). The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

        5.4. Investment Decision. The Purchaser understands that nothing in the Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Units constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units.

        5.5. Risk of Loss. The Purchaser understands that its investment in the Units involves a significant degree of risk, including a risk of total loss of Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to Purchaser’s purchase of the Units, including, but not limited to, those set forth under or incorporated by reference in the caption “Risk Factors” in the Private Placement Memorandum. The Purchaser understands that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Common Stock. The Purchaser has the knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and has the ability to bear the economic risks of an investment in the Units.

        5.6. No Government Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Units.

        5.7. Transfer of Resale. The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Shares and the Warrant Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares and the Warrants Shares will bear a restrictive legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

        5.8. Residency. The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

        5.9. Public Sale or Distribution. The Purchaser covenants with the Company not to make any sale of the Shares or Warrant Shares under the Registration Statement without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule). The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. The Purchaser covenants that it will not sell any securities pursuant to said prospectus during the period commencing at the time when the Company gives the Purchaser written notice of the suspension of the use of said prospectus and ending at the time when the Company gives the Purchaser written notice that the Purchaser may thereafter effect sales pursuant to said prospectus. Notwithstanding the foregoing, the Company agrees that no suspension shall be for a period of longer than 30 consecutive days, and no suspension shall be for a period longer than 60 days in the aggregate in any 365 day period.

        5.10. Organization; Validity; Enforcements. The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, (ii) the making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to Purchaser, (iii) no consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement, (iv) upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including, but not limited to, the indemnification provisions set forth in Section 7.3 of this Agreement, may be limited by federal or state securities law or the public policy underlying such laws and (v) there is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

SECTION 6. Survival of Agreements; Non-Survival of Company Representations and Warranties. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all covenants and agreements made by the Company and the Purchaser herein and in the certificates for the Shares and the Warrants delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares and the Warrants being purchased and the payment therefor. All representations and warranties, made by the Company and the Purchaser herein and in the certificates for the Shares and the Warrants delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Units being purchased and the payment therefor.

SECTION 7. Registration of the Shares; Compliance with the Securities Act.

        7.1. Registration Procedures and Expenses. The Company shall:

                (a) as soon as practicable, but in no event later than ten (10) days following the Closing Date, prepare and file with the Commission a Registration Statement on Form S-3 (the “Registration Statement”) relating to the resale of the Shares and the Warrant Shares by the Purchaser and the Other Purchasers from time to time on the Nasdaq National Market, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

                (b) use its reasonable best efforts, subject to receipt of necessary information from the Purchasers, to cause the Commission to declare the Registration Statement effective within 60 days after the Registration Statement is filed by the Company (such date, the “Required Effective Date”), provided, however, that in the event the Registration Statement receives any review by the Commission, the Required Effective Date will be 75 days after the Registration Statement is filed by the Company;

                (c) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) such time as all of the Shares and Warrant Shares have been sold pursuant to the Registration Statement, (ii) the date on which the Shares and Warrant Shares may be resold by the Purchasers that are not affiliates of the Company without registration by reason of Rule 144(k) under the Securities Act or any other rule of similar effect; or (iii) such time as all Shares and Warrant Shares purchased by such Purchaser under this Agreement have been sold;

                (d) so long as the Registration Statement is effective covering the resale of the Shares and Warrant Shares owned by the Purchaser, furnish to the Purchaser with respect to the Shares and Warrant Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of such securities by the Purchaser;

                (e) in consultation with its counsel, file documents required of the Company for compliance with Blue Sky requirements in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                (f) bear all expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser or the Other Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchaser or the Other Purchasers, if any in connection with the Offering of the Shares pursuant to the Registration Statement;

                (g) advise the Purchaser (via e-mail address provided pursuant to Section 9(b)) on the same day that: (i) the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; (ii) the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such shares under state securities or “blue sky” laws; and (iii) the Company shall receive notice or obtain knowledge of the existence of any fact or the happening of any event that makes any statement of a material fact in the Registration Statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or which results in an omission of a material fact necessary in order to make the statement contained therein in light of the circumstances in which it was made not misleading;

                (h) file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Purchaser promptly after filing;

                (i) issue a press release describing the material terms of the transactions contemplated by this Agreement prior to 8:30 AM on the business day immediately following the execution and delivery by all Purchasers of the Agreements; and

                (j) in order to enable the Purchasers to sell the Shares under Rule 144 to the Securities Act, for a period of two years from Closing, use its commercially reasonable efforts to comply with the requirements of Rule 144, including without limitation, use its commercially reasonable efforts to comply with the requirements of Rule 144(c) with respect to public information about the Company and to timely file all reports required to be filed by the Company under the Exchange Act.

        The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder. A draft of the proposed form of the Registration Statement is included in the Private Placement Memorandum and a questionnaire related thereto to be completed by the Purchaser is attached hereto as Appendix I.

    7.2. Transfer of Shares After Registration. The Purchaser agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities laws, except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

        7.3. Indemnification. For the purpose of this Section 7.3:

(i)	the term “Purchaser/Affiliate” shall mean any affiliates of the Purchaser, including a transferee who is an affiliate of the Purchaser, and any person who controls the Purchaser or any affiliate of the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii)	the term “Registration Statement” shall include any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement referred to in Section 7.1.

                (a) The Company agrees to indemnify and hold harmless the Purchaser and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchaser or Purchaser/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the prior written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below)

arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434, of the Rules and Regulations, or the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any subsequent amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made; and will reimburse each Purchaser and each Purchaser/Affiliate for any legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, or (ii) the failure of a Purchaser to comply with the covenants and agreements contained in Sections 5.10 or 7.2 hereof, or (iii) the inaccuracy of any representation or warranty made by a Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser prior to the pertinent sale or sales by the Purchaser.

                (b) Each Purchaser will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the prior written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure to comply with the covenants and agreements contained in Sections 5.10 or 7.2 hereof or (ii) the inaccuracy of any representation or warranty made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Purchaser expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that each Purchaser’s aggregate liability under Section 7.3(b)(iii) shall not exceed the amount of net proceeds received by such Purchaser on the sale of the Shares pursuant to the Registration Statement.

                (c) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there is likely to be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there are likely to be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its written consent.

                (d) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Purchaser from the placement of the Shares contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Purchaser on the other shall be deemed to be in the same proportion as the amount paid by such Purchaser to the Company pursuant to this Agreement for the Shares purchased by such Purchaser that were sold pursuant to the Registration Statement bears to the difference (the “Difference”) between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (c) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (d); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (c) for purposes of indemnification. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, no Purchaser shall be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations to contribute pursuant to this Section 7.3 are several and not joint.

        7.4. Termination of Conditions and Obligations. The conditions precedent imposed by Section 5.9 or Section 7.2 upon the transferability of the securities purchased pursuant to this Agreement shall cease and terminate as to any particular number of securities upon the earlier of (i) the passage of two years from the effective date of the Registration Statement and (ii) at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

        7.5. Information Available. The Company, upon the reasonable request of the Purchaser, shall make available for inspection by each Purchaser, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Purchaser or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, employees and independent accountants to supply all information reasonably requested by the Purchaser or any such underwriter, attorney, accountant or agent in connection with the Registration Statement.

        7.6. Delay in Filing or Effectiveness of Registration Statement. If the Registration Statement is not filed by the Company with the Commission on or prior to the Filing Date, then for each day following the Filing Date, until but excluding the date the Registration Statement is filed, or if the Registration Statement is not declared effective by the Commission by the Required Effective Date, then for each day following the Required Effective Date, until but excluding the date the Commission declares the Registration Statement effective, the Company shall, for each such day, pay the Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Securities pursuant to this Agreement; and for any such day, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. If the Purchaser shall be prohibited from selling Registrable Securities under the Registration Statement as a result of a Suspension of more than thirty (30) consecutive days or more than sixty (60) days in the aggregate in any 365 day period, then for each day on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay the Purchaser, as liquidated damages and not as a penalty, an amount equal to 0.0333% of the purchase price paid by such Purchaser for its Securities pursuant to this Agreement for each such day, and such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such day occurs. For purposes of this Section 7.6, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to the Purchaser pursuant to Section 9 of this Agreement. Any payments made pursuant to this Section 7.6. shall not constitute the Purchaser’s exclusive remedy for such events. Notwithstanding the foregoing provisions, in no event shall the Company be obligated to pay liquidated damages (i) to more than one Purchaser in respect of the same Securities for the same period of time or (ii) in an aggregate amount that exceeds 10% of the purchase price paid by the Purchaser for its Securities pursuant to this Agreement. Such payments shall be made to the Purchaser in cash.

SECTION 8. Broker’s Fee. The Purchaser acknowledges that the Company intends to pay to the Placement Agents a fee in respect of the sale of the Units to the Purchaser. The Purchaser and the Company agree that the Purchaser shall not be responsible for such fee and that the Company will indemnify and hold harmless the Purchaser and each

Purchaser/Affiliate against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser or Purchaser/Affiliate may become subject with respect to such fee. Each of the parties hereto represents that, on the basis of any actions and agreements by it, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchaser.

SECTION 9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

        9.1. if to the Company, to:

                Oscient Pharmaceutical Corporation

                1000 Winter Street, Suite 2200

                Waltham, MA 02451

                Attention: Joseph Vittiglio

                Facsimile: 781-398-2530

                E-mail: jvittiglio@oscient.com

                with a copy to:

                Ropes & Gray LLP

                One International Place

                Boston, MA 02110

                Attention: Patrick O’Brien

                Facsimile: 617-951-7050

                E-mail: Patrick.obrien@ropesgray.com

or to such other person at such other place as the Company shall designate to the Purchaser in writing or by e-mail; and

        9.2. if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

SECTION 11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 12. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 13. Governing Law; Venue. This Agreement is to be construed in accordance with and governed by the federal law of the United States of America and the internal laws of the State of New York without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York to the rights and duties of the parties. Each of the Company and the Purchaser submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement and the transactions contemplated hereby. Each of the Company and the Purchaser irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

SECTION 14. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

SECTION 15. Entire Agreement. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

SECTION 16. Fees and Expenses. Except as set forth herein, each of the Company and the Purchaser shall pay its respective fees and expenses related to the transactions contemplated by this Agreement.

SECTION 17. Parties. This Agreement is made solely for the benefit of and is binding upon the Purchaser and the Company and to the extent provided in Section 7.3, any person controlling the Company or the Purchaser, the officers and directors of the Company, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 7.3, no other person shall acquire or have any right under or by virtue of this Agreement. The term “successor and assigns” shall not include any subsequent purchaser, as such purchaser, of the Shares sold to the Purchaser pursuant to this Agreement.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

OSCIENT PHARMACEUTICALS CORPORATION

By:
Name:
Title:

Print or Type:

Name of Purchaser (Individual or Institution)

Jurisdiction of Purchaser’s Executive Offices

Name of Individual representing Purchaser (if an Institution)

Title of Individual representing Purchaser (if an Institution)

Aggregate Purchase Price

Signature by:

Individual Purchaser or Individual representing Purchaser:

Address: ___________________________________________

Telephone: _________________________________________

Facsimile: _________________________________________

E-mail: ____________________________________________

Signature Page

EXHIBIT A

Name of Subsidiary	State or Other Jurisdiction of Incorporation/Organization
Collaborative Securities Corporation	Massachusetts
Oscient Pharmaceuticals UK Ltd.	United Kingdom
Genesoft Pharmaceuticals, LLC	Delaware
Collaborative Genetics, Inc.	Massachusetts

APPENDIX I

SUMMARY INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire

Purchase Agreement which follows)

A.	Complete the following items on BOTH Purchase Agreements (Sign two originals):

1.	Signature Page:

(i)	Name of Purchaser (Individual or Institution)

(ii)	Name of Individual representing Purchaser (if an Institution)

(iii)	Title of Individual representing Purchaser (if an Institution)

(iv)	Signature of Individual Purchaser or Individual representing Purchaser

2.	Appendix I—Securities Certificate Questionnaire/Registration Statement Questionnaire:

Provide the information requested by the Securities Certificate Questionnaire and the Registration Statement Questionnaire.

3.	Return BOTH properly completed and signed Purchase Agreements including the properly completed Appendix I to (initially by facsimile with original by overnight delivery):

JMP Securities

600 Montgomery Street, Suite 1100

San Francisco, CA 94111-2713

Attention: Evan Gibson

Facsimile: 415-835-8982

B.	Instructions regarding the transfer of funds for the purchase of Shares will be sent by facsimile to the Purchaser by the Placement Agents at a later date.

C.	Upon the resale of the Shares by the Purchasers after the Registration Statement covering the Shares is effective, as described in the Purchase Agreement, the Purchaser must deliver a current prospectus of the Company to the buyer (physically or through compliance with Rule 172 under the Securities Act or any similar rule).

Appendix I

(Page 1 of 3)

OSCIENT PHARMACEUTICALS CORPORATION

SECURITIES CERTIFICATE QUESTIONNAIRE

Pursuant to Section 3 of the Agreement, please provide us with the following information:

1.	The exact name that your Shares and Warrant Shares are to be registered in (this is the name that will appear on your certificate(s) and Warrant(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the securities and the Registered Holder listed in response to item 1 above:

3.	The mailing address of the Registered Holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the Registered Holder listed in response to item 1 above:

Appendix I

(Page 2 of 3)

OSCIENT PHARMACEUTICALS CORPORATION

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

SECTION 1. Pursuant to the “Selling Stockholder” section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement:

SECTION 2. Please provide the number of shares that you or your organization will own immediately after Closing, including those Shares purchased by you or your organization pursuant to this Purchase Agreement and those shares purchased by you or your organization through other transactions and provide the number of shares that you have or your organization has the right to acquire within 60 days of Closing, including the Warrant Shares issuable to you or your organization upon exercise of the Warrants purchased pursuant to this Purchase Agreement:

SECTION 3. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

☐ Yes                ☐ No

If yes, please indicate the nature of any such relationships below:

SECTION 4. Are you (i) an NASD Member (see definition), (ii) a Controlling (see definition) shareholder of an NASD Member, (iii) a Person Associated with a Member of the NASD (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any NASD Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any NASD Member?

Answer: ☐ Yes    ☐ No    If “yes,” please describe below

Appendix I

(Page 3 of 3)

NASD Member. The term “NASD member” means either any broker or dealer admitted to membership in the National Association of Securities Dealers, Inc. (“NASD”). (NASD Manual, By-laws Article I, Definitions)

Control. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. (Rule 405 under the Securities Act of 1933, as amended)

Person Associated with a member of the NASD. The term “person associated with a member of the NASD” means every sole proprietor, partner, officer, director, branch manager or executive representative of any NASD Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a NASD Member, whether or not such person is registered or exempt from registration with the NASD pursuant to its bylaws. (NASD Manual, By-laws Article I, Definitions)

Underwriter or a Related Person. The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons. (NASD Interpretation)